                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                     [ ] Confidential, for Use of
    [ ] Preliminary proxy statement                the Commission Only (as
    [X] Definitive proxy statement                 permitted by Rule 14a-6(e)(2)
    [ ] Definitive additional materials
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE PB FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
       [X] No fee required
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2)Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------
    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4)Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5)Total fee paid:
--------------------------------------------------------------------------------
    [ ]     Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)Amount previously paid:
--------------------------------------------------------------------------------
    (2)Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
    (3)Filing Party:
--------------------------------------------------------------------------------
    (4)Date Filed:
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 16, 2002

To the Shareholders of The PB Financial Services Corporation:

The Annual Meeting of Shareholders of The PB Financial Services Corporation (the "Company") will be on Tuesday, April 16, 2002 at 4:30 p.m. at The Peachtree Bank, 9570 Medlock Bridge Road, Duluth, Georgia, for the following purposes:

(1) To reelect the three current Class I members of the Board of Directors to serve a three-year term expiring at the 2005 Annual Meeting of Shareholders, and upon the election and qualification of their successors and

(2) To transact other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 1, 2002, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting.

To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and cast your vote in person. You may revoke your proxy at any time before the proxy is exercised.


                                       By Order of the Board of Directors,



                                       Kelly J. Johnson
                                       Corporate Secretary

March 26, 2002


THE PB FINANCIAL SERVICES CORPORATION
9570 Medlock Bridge Road
Duluth, Georgia 30097
(770) 814-8100

--------------------------------------------------------------------------------

                     PROXY STATEMENT FOR 2002 ANNUAL MEETING

--------------------------------------------------------------------------------

                                  INTRODUCTION

The Board of Directors of The PB Financial Services Corporation (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, April 16, 2002, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, The Peachtree Bank (the "Bank"), without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of Proxies for the Annual Meeting.

This Proxy Statement and the proxy card are first being mailed to shareholders on or about March 26, 2001. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned but specifications are not made, the proxy will be voted FOR the reelection of the nominees to the Board of Directors. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgement.

You can revoke your proxy at any time before it is voted by delivering to Kelly
J. Johnson, Corporate Secretary of the Company, at the main office of the Company, either written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                          RECORD DATE AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 1, 2002 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting. As of the close of business on the record date, the authorized common stock, $5.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 941,576 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

Directors are elected by plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors is divided into three classes with each class as nearly equal in number as possible. The three classes of directors have staggered terms, so that the terms of only approximately one-third of the Board expires at each Annual meeting of Shareholders and each director serves a three-year term. The current Class I directors, Robert D. Cheeley, Daniel B. Cowart, and Paul D. Donaldson have been nominated for reelection.

The Board proposes that the current Class I directors be reelected as directors of The PB Financial Services Corporation to serve an additional three-year term ending in 2005, and upon the qualification and election of their successors. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

The table below sets forth for each director nominee (a) the person's name, (b) his age at January 1, 2002, (c) the year he was first elected as a director, and
(d) his position with The PB Financial Services Corporation other than a director and his other business experience for the past five years.

                                DIRECTOR NOMINEES

                                     CLASS I
                    TO SERVE A TERM OF THREE YEARS UNTIL 2005

                                                      Year
                                                      First            Principal
Name                                Age              Elected           Occupation
----                                ---              -------           ----------

Robert Cheeley                      44                 1999            Director of The PB Financial
                                                                       Services Corporation
                                                                       and Attorney/Retired

Daniel B. Cowart                    43                 1999            Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer

Paul D. Donaldson                   55                 1999            Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE THREE NOMINEES NAMED ABOVE.

The following persons are directors in the classes with terms expiring in 2003 and 2004.

                                    CLASS II
                              TERM EXPIRES IN 2003


Charles L. Douglas                  77               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent/Retired

Dexter R.Floyd                      55               1999              Director of The PB Financial
                                                                       Services Corporation and
                                                                       Direct Mail Advertising/Printing

J. Edwin Howard                     73               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Retired

John J. Howard                      42               1999              Chairman of the Board of
                                                                       The PB Financial Services
                                                                       Corporation and  Retail/Hardware

                                    CLASS III
                              TERM EXPIRES IN 2004

J. Stephen Hurst                    52               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent

Charles A. Machemehl, III           44               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Orthodontist

J. Paul Maggard                     40               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Restaurateur

Monty G. Watson                     43               1999              Chief Executive Officer,
                                                                       President, and Director of The
                                                                       PB Financial Services
                                                                       Corporation

                      MEETINGS AND COMMITTEES OF THE BOARD

During the year ended December 31, 2001, the Board of Directors of the Company had four meetings. All incumbent directors attended each meeting.

Additionally, during the year ended December 31, 2001, the Board of Directors of the Bank held 12 meetings. The directors of the Bank are the same as those of the Company. The Board of Directors of the Bank has established an Audit Committee, which reviews the annual report and internal report of the independent public accountants. The Audit Committee members are Charles L. Douglas, Paul D. Donaldson, Dexter R. Floyd, and J. Edwin Howard. Each of these members meets the requirements for independence as defined by the National Association of Securities Dealers, Inc. listing standards. The Audit committee held two meetings during the year ended December 31, 2001.

Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Company's 2001 audited consolidated financial statements.

- The Audit Committee has reviewed and discussed the 2001 audited consolidated financial statements with management;

- The Audit Committee has discussed with the independent auditors, Porter Keadle Moore, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the consolidated financial statements;

- The Audit Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence; and

- Based on review and discussions of the 2001 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the 2001 audited consolidated financial statements be included in the Annual Report on Form 10-KSB.

March 18, 2002

Audit Committee: Charles L. Douglas
                 Paul D. Donaldson
                 Dexter R. Floyd
                 J. Edwin Howard

The Board of Directors of the Company has no compensation or nominating committees. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if information concerning such nominees, including the person's name and a description of his or her qualifications are furnished in writing to the Chairman of the Board of the Company, John J. Howard, The PB Financial Services Corporation, 9570 Medlock Bridge Road, Duluth, Georgia 30097.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                              DIRECTOR COMPENSATION

Beginning in March 2001, after the Bank reached cumulative profitability, each director received $500 for each meeting of the Board of Directors of the Bank. In addition, each non-employee director received fees of $200 for each Loan Committee, Executive Committee, Investment/ALCO Committee, Audit Committee or Branch Committee meeting attended. A director who is an employee of the Bank receives no fees or other compensation for serving as a member of a Board Committee.

In June 2001, the Bank established a retirement plan with an endorsement split dollar life insurance plan for the members of the Board of Directors. The Director Plan is called the Director Supplemental Retirement Plan--Defined Contribution and was designed to provide an annual retirement benefit, to be paid to each director upon retirement from the board and a death benefit to be paid to the director's beneficiary upon his or her death. This plan is also designed to provide these benefits with the least risk to the Bank's safety and soundness and at the least possible cost. The plan provides retirement benefits in two ways, with an index formula and with fee deferrals. The index used in the plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Bank keeps the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the director. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the director. The fee deferral part of the retirement plan is optional. Each director may elect to defer all or a portion of his current director's fees for a five-year period. In addition, deferred fees will be credited with interest at a rate indexed to current market conditions. The Bank's obligations under the retirement plan are unfunded; however, the Bank has purchased life insurance policies on each insurable director that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs at his or her death. The Bank is the sole owner of all of the policies.

The life insurance benefit for each insurable director is being provided by an Endorsement Split Dollar Plan. The Bank endorses 80% of the net-at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each participant for payment to the designated beneficiary of that director. The Bank owns the policy and its entire cash surrender value as well as the remainder of the death benefit.

                               EXECUTIVE OFFICERS

Monty G. Watson and Kelly J. Johnson are executive officers of the Company. Mr. Watson has served as President and Chief Executive Officer of the Company since its inception in 1999 and the Bank since its inception in 1998.

Ms. Johnson has served as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since its inception in 1999, and Senior Vice President, Chief Financial Officer and Chief Operating Officer of the Bank since its inception in 1998. Ms. Johnson is 45 years old.

The following table sets forth certain summary information concerning the compensation paid or granted to the Company's chief executive officer and executive officer who earned more than $100,000 in compensation in fiscal year 2001.

                             CASH COMPENSATION TABLE

                                                                               Other(1)
                                                                               Annual
Name and Principal Position               Year      Salary        Bonus        Compensation
---------------------------               ----      ------        -----        ------------

Monty G. Watson, President and            2001      $171,167      $26,000      $1,563
Chief Executive Officer                   2000      $160,981           --          --
                                          1999      $141,145           --          --

Kelly J. Johnson, Senior Vice             2001      $ 94,475      $15,000      $1,575
President and Chief Financial
Officer

         (1) Other annual compensation represents amounts the Bank contributed to 401(k) plan in 2001 on behalf of the executives named in the Summary Compensation table. The Bank did not make any contributions to the 401(k) plan in years 1999 or 2000.

Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure.

In June 2001, the Bank established a retirement plan with an endorsement split dollar life insurance plan in which the executives named in the Summary Compensation table participate called the Executive Supplemental Retirement Plan--Defined Contribution, designed to provide an annual retirement benefit that will grow on a tax-deferred basis. These benefits, when added to the retirement benefits that will be provided by the Bank's qualified plan and social security, will provide the executives with benefit levels comparable to other Bank employees when measured as a percentage of salary at the time of retirement. This plan is also designed to provide these benefits with the least risk to the Bank's safety and soundness and at the least possible cost. The plan provides retirement benefits in two ways, with an index formula and with salary deferrals. The index used in the plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Bank keeps the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the executive. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the executive. The salary deferral part of the retirement plan is optional. The executive may elect to defer all or a portion of his current salary for a five-year period. In addition, the deferred salary will be credited with interest at a rate indexed to current market conditions.

The Bank's obligations under the retirement plan are unfunded; however, the Bank has purchased life insurance policies on the executives that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs at his or her death. The Bank is the sole owner of the policies. The life insurance benefit for each executive is being provided by an Endorsement Split Dollar Plan. The Bank endorses 80% of the net-at-risk life insurance portion of a policy (total death benefit less cash value of policy) on the life of each participant for payment to the designated beneficiary of that executive. The Bank owns the policy and its entire cash surrender value as well as the remainder of the death benefit.

The following table contains, with respect to the persons named in the Summary Compensation table, information concerning the number of PB Financial Services Corporation stock options held, the number currently exercisable, and the value of the exercisable options. On October 20, 1998, The Peachtree Bank granted Mr. Watson an option to purchase 20,000 shares and granted Ms. Johnson an option to purchase 5,000 shares of The Peachtree Bank common stock, with all shares being exercisable on the date of grant. Upon the reorganization of the Bank to a holding company structure, each option to purchase one share of The Peachtree Bank common stock was converted into an option to purchase one share of The PB Financial Services Corporation common stock. On May 16, 2000, The PB Financial Services Corporation granted Mr. Watson an option to purchase 8,000 shares and granted Ms. Johnson an option to purchase 2,500 shares of The PB Financial Services Corporation common stock. There were no stock options granted to any executive officer listed in the Summary Compensation Table during the year ended December 31, 2001.

                          FISCAL YEAR-END OPTION VALUES

                                                     Value of Unexercised
                     No. of Unexercised              In-the-Money
                     Options at 12/31/01             Options at 12/31/01
Name                 # Exercisable/Unexercisable     # Exercisable/Unexercisable
                     ---------------------------     ---------------------------

Monty G. Watson             21,600/6,400                   $77,976/$23,104
Kelly J. Johnson             5,500/2,000                    $19,855/$7,220

At December 31, 2001, the per share market value of the Company's common stock ($13.61 per share), exceeded the per share exercise price of $10.00 of the options. Fair market value is based on the final trade of 2001.

                              CERTAIN TRANSACTIONS

The PB Financial Services Corporation's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with The Peachtree Bank and are expected to continue these relationships in the future. In the opinion of The Peachtree Bank's management, the extensions of credit made by The Peachtree Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.

                 OWNERSHIP OF PB FINANCIAL SERVICES COMMON STOCK

MANAGEMENT STOCK OWNERSHIP

The following table presents information about each of the directors and executive officers of The PB Financial Services Corporation and all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. Information relating to beneficial ownership of The PB Financial common stock is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                                                Number of Shares           Percent
                                                Beneficially Owned at      Of
Name                                            The Record Date            Class(%)
----                                            ---------------------      --------

(A) DIRECTORS

Robert D. Cheeley                                67,602(1)                  5.96%

Daniel B. Cowart                                 64,663(2)                  5.70%

Paul D. Donaldson                                51,502(3)                  4.54%

Charles L. Douglas                               18,482(4)                  1.63%

Dexter R. Floyd                                  70,760(5)                  6.24%

J. Edwin Howard                                  17,636(6)                  1.55%

John J. Howard                                   56,374(7)                  4.97%

J. Stephen Hurst                                 21,309(8)                  1.88%

Charles Machemehl, III                           53,639(9)                  4.73%

J. Paul Maggard                                  66,180(10)                 5.83%

Monty G. Watson                                  42,776(11)                 3.77%

(B) EXECUTIVE OFFICER

Kelly J. Johnson                                  8,345(12)                  .74%

(C) EXECUTIVE OFFICERS AND DIRECTORS
AS A GROUP (12 PERSONS)                         539,268                    47.52%

1) Consists of 27,348 shares held by Cheeley Investments, 7,347 shares held in the RDC Family Trust and 10,000 shares held by Mr. Cheeley's spouse, as to which beneficial ownership is shared; also includes option to purchase 22,907 shares of The PB Financial Services Corporation common stock.

2) Includes 11,756 shares held by Mr. Cowart's spouse as custodian for their minor children, as to which beneficial ownership is shared; also includes option to purchase 22,907 shares of The PB Financial Services Corporation common stock.

3) Includes 2,420 shares held by Mr. Donaldson's spouse in an IRA plan, 500 shares held by Mr. Donaldson's spouse and 9,847 shares held by Con-Structural Enterprises, Inc. to which beneficial ownership is shared; also includes option to purchase 18,035 shares of The PB Financial Services Corporation common stock.

4) Includes 500 shares held by Mr. Douglas' spouse as to which beneficial ownership is shared; also includes option to purchase 7,982 shares of The PB Financial Services Corporation common stock.

5) Includes of 2,836 shares held by Mr. Floyd's spouse and 5,672 shares held by Mr. Floyd's adult children as to which beneficial ownership is shared; also includes option to purchase 18,707 shares of The PB Financial Services Corporation common stock.

6) Includes option to purchase 7,636 shares of The PB Financial Services Corporation common stock.

7) Includes 1,000 shares held by Mr. Howard's spouse and 800 shares held by Mr. Howard's spouse as custodian for their minor children; also includes option to purchase 21,227 shares of The PB Financial Services Corporation common stock.

8) Includes 5,000 shares held in Mr. Hurst's IRA plan; also includes option to purchase 7,636 shares of The PB Financial Services Corporation common stock.

9) Includes option to purchase 15,271 shares of The PB Financial Services Corporation common stock.

10) Includes 900 shares held by Mr. Maggard as custodian for his minor children; also includes option to purchase 15,890 shares of The PB Financial Services Corporation common stock.

11) Includes 7,100 shares held in Mr. Watson's IRA plan and 2,055 shares held by Mr. Watson as custodian for his minor children; also includes 11,021 shares held jointly by Mr. Watson's spouse and father-in-law as to which beneficial ownership is shared; also includes option to purchase 21,600 shares of The PB Financial Services Corporation common stock.

12) Consists of 2,845 shares held in Ms. Johnson's IRA plan; also includes option to purchase 5,500 shares of The PB Financial Services Corporation common stock.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Porter Keadle Moore, LLP (PKM) is the accounting firm responsible for preparing an audited report of the Company's financial statements in 2001. A representative from Porter Keadle Moore, LLP is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         The aggregate fees (including related out-of-pocket expenses) billed for professional services rendered by PKM in connection with (i) the audit of the Company's and the Bank's annual financial statements for the December 31, 2001 fiscal year, (ii) its reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year and (iii) related fees and costs were $36,084.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not retain its principal accountant to perform financial information system design or implementation services in 2001.

ALL OTHER FEES

         In addition to the fees outlined above, PKM billed fees in the amount of $30,109 for additional services rendered during the fiscal year ended December 31, 2001. The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with maintaining PKM's independence.

                              AVAILABLE INFORMATION

A copy of the Company's Annual Report on Form 10-KSB is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the "Form 10-KSB" by contacting Kelly J. Johnson, The PB Financial Services Corporation, 9570 Medlock Bridge Road, Duluth, Georgia, 30097 (Telephone: 770-814-8100).

                              SHAREHOLDER PROPOSALS

Any shareholder proposal submitted for consideration at the next Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 2002, to be included in the 2003 proxy materials. A shareholder must notify the Company before February 1, 2003 of a proposal in the 2003 Annual Meeting which the shareholder intends to present other than by inclusion in the Company's proxy materials. If the Company does not receive such notice prior to February 1, 2003, proxies solicited by management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 26, 2002

                                      PROXY

                      THE PB FINANCIAL SERVICES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby constitutes and appoints Monty G. Watson and Kelly J. Johnson, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of The PB Financial Services Corporation, which the undersigned would be entitled to vote if personally present at the Annual Shareholders Meeting of The PB Financial Services Corporation to be held at the main office of The Peachtree Bank located at 9570 Medlock Bridge Road, Duluth, Georgia, on Tuesday, April 16, 2002, at 4:30 p.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting") upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, dated March 26, 2002, the receipt of which is acknowledged in the manner specified below.

Proposal 1. To elect the following persons to serve as directors for a three-year term until the next annual meeting:

Nominees:   Robert D. Cheeley, Daniel B. Cowart, Paul D. Donaldson.

            [ ] FOR All Nominees                    [ ] Withhold Authority to Vote
                (except as may be noted below)          for All Nominees Listed Above

            To withhold authority to vote for any nominee, write that nominee's name below:

            -------------------------------------------------------------------------------------

Proposal 2  In the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE.

Please sign this proxy exactly as your name appears below. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:                              , 2002
      ------------------------------



                                            ------------------------------------
                                            Signature



                                            ------------------------------------
                                            Signature if held jointly


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

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE PB FINANCIAL SERVICES CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I _____will       _____will not attend the Annual Meeting.


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